     EXHIBIT 10.1

HAYES LEMMERZ INTERNATIONAL, INC.

REGISTRATION AGREEMENT

     October 30, 2003

     Hayes Lemmerz International, Inc., a Delaware corporation (the “Company”), proposes to file a registration statement with the Securities and Exchange Commission (the “Commission”) with respect to a proposed offer and sale by AP Wheels LLC (“Apollo”) and the other selling stockholder(s) set forth on the signature page hereto (collectively and together with Apollo, the “Selling Stockholders”) of the number of shares of common stock, par value $0.01 per share, of the Company set forth opposite each Selling Stockholder’s name on Schedule A (in the aggregate, the “Shares”). In connection with the foregoing, the Company hereby agrees with you, as a Selling Stockholder, as follows:

     1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Agreement” shall mean this letter agreement.

     “Apollo” shall have the meaning set forth in the preamble hereto.

     “Board” shall mean the Board of Directors of the Company.

     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     “Closing” shall mean the closing of the Offering.

     “Commission” shall have the meaning set forth in the preamble hereto.

     “Common Stock” means the common stock, par value $0.01 per share, of the Company, including shares of such common stock issuable upon the conversion or exercise of any other security issued by the Company or its subsidiaries.

     “Company” shall have the meaning set forth in the preamble hereto.

     “Completion Date” shall mean the first date on which the Shares covered by the Registration Statement have been sold to the public.

     “Expiration Date” shall mean February 15, 2004.

     “Lock-Up Period” shall have the meaning set forth in Section 3 hereof.

     “Offering” shall mean the proposed offer and sale by the Selling Stockholders of the Shares to the Underwriters and by the Underwriters to the public.

     “Primary Company Expenses” shall mean the fees and expenses of the financial advisor retained by a Special Committee of the Board in connection with the Offering, the registration and filing fees, printing and copying fees and travel expenses for Company personnel, each incurred in connection with the Offering.

     “Prospectus” shall mean the prospectus included in the Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, and all amendments and supplements thereto and all material incorporated by reference therein, if any.

     “Registration Statement” shall mean the registration statement of the Company on Form S-3 under the Act with respect to the Offering, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     “Requisite Expense Portion” shall mean the product of (i) the sum of (A) the actual costs, fees and expenses of one counsel to the Company and the Company’s independent certified public accountants, incurred by the Company directly in connection with the Offering and (B) one-half of all other expenses incurred by the Company directly in connection with the Offering, other than the Primary Company Expenses and (ii) the ratio of the number of Shares sold by the Selling Stockholder in the Offering (or, in the event that the Offering is not completed, initially proposed to be sold by the Selling Stockholder and set forth on Schedule A hereto) over the total number of Shares sold in the Offering, including any shares of Common stock sold by the Company (or, in the event that the Offering is not completed, initially proposed to be sold by all of the Selling Stockholders and set forth on Schedule A hereto and by the Company).

     “Selling Stockholders” shall have the meaning set forth in the preamble hereto.

     “Shares” shall have the meaning set forth in the preamble hereto; provided, however, that the number of shares of common stock registered pursuant to the Registration Statement may vary from the number of Shares set forth on Schedule A.

     “Underwriters” shall mean the investment banks that shall administer the Offering, including two joint book-running managers.

     2. Registered Secondary Offering.

     To the extent not prohibited by any applicable law, the Company shall prepare and, as soon as reasonably practicable following the date that the registration statement with respect to the exchange offer for the 101/2% Senior Notes due 2010 of HLI Operating Company,

Inc., a subsidiary of the Company, is declared effective under the Act by the Commission, shall file the Registration Statement with the Commission. The Company shall use its reasonable best efforts to (i) cause the Registration Statement to be declared effective under the Act as soon as reasonably practicable after filing and (ii) keep the Registration Statement effective under the Act, supplemented and amended as required under the Act, until the earlier of the Completion Date and the Expiration Date; provided, however, that nothing contained herein shall preclude the Company from withdrawing the Registration Statement and terminating the Offering without any liability to the Selling Stockholders, if the Board determines, in its sole discretion, that such action is in the best interest of the Company; provided, further, however, that in the event that the Board determines to withdraw the Registration Settlement and terminate the Offering, it will first notify the Selling Stockholders to discuss whether the Company should delay, rather than terminate, the Offering. If the Company and the Selling Stockholders holding a majority of the Shares agree to delay, rather than terminate, the Offering, all provisions of this Agreement shall remain in effect during the pendency of such delay.

     The Underwriters and their allocation of Shares is set forth on Schedule B hereto. No person may participate in the Offering unless such person (i) enters into this Agreement (agreeing to participate on the terms set forth herein) prior to the date that the Registration Statement is filed with the Commission, (ii) agrees to sell such person’s Shares pursuant to the underwriting arrangements provided by the Underwriters and approved by the Company and (iii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Selling Stockholders shall have the right, but not the obligation, to participate in all discussions and negotiations with the Underwriters relating to the Offering. In the event the Underwriters determine that the aggregate number of shares of Common Stock that may be sold in the Offering is less than the aggregate number of Shares the Selling Stockholders propose to sell as set forth on Schedule A hereto, the number of Shares to be sold by each Selling Stockholder shall be reduced pro rata in proportion to the respective number of Shares such Selling Stockholder initially proposes to sell as set forth on Schedule A hereto.

     3. Holdback Agreements.

    (a) Each Selling Stockholder represents that the number of shares of Common Stock or other equity securities of the Company or any securities, options or rights convertible into or exchangeable or exercisable for such securities owned of record or beneficially by such Selling Stockholder is set forth on Schedule A hereto.

    (b) Each Selling Stockholder agrees that it will not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock or other equity securities of the Company or any securities, options or rights convertible into or exchangeable or exercisable for such securities, except pursuant to the Registration Statement, during the period beginning on the date hereof and ending 90 days following the date of the Closing (the “Lock-Up Period”).

    (c) The Company agrees not to effect any public sale or distribution of Common Stock or other equity securities of the Company or any of its subsidiaries, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, on behalf of itself or any stockholder other than the Selling Stockholders, during the Lock-Up Period; provided, however, that nothing contained herein shall preclude the Company from (i) selling shares of Common Stock pursuant to the Registration Statement, so long as the Underwriters advise the Company and the Selling Stockholders that such sales will not adversely affect the number of shares that may be sold in the Offering by the Selling Stockholders or the price per share that may be obtained by the Selling Stockholders in the Offering, (ii) granting options or restricted stock pursuant to employee benefit plans of the Company or (iii) issuing equity securities in connection with any acquisition transaction approved by the Board.

    (d) The Company and each Selling Stockholder agrees to enter into customary lock-up arrangements with the Underwriters for a period not to exceed the Lock-Up Period. Upon execution of such lock-up arrangements, the provisions of Section 3(b) and (c) shall terminate and be of no further force or effect.

    (e) Notwithstanding anything to the contrary herein, in the event a Selling Stockholder elects to withdraw from participating in the Offering as contemplated in Section 5 below, the provisions of Section 3(b) shall not apply to such Selling Stockholder from the date of such Selling Stockholder’s withdrawal.

     4. Registration Procedures. In connection with the Offering, the Company shall:

    (a) enter into such agreements, including an underwriting agreement in form (including representations and warranties to the Underwriters and the Selling Stockholders and indemnification of the Underwriters only) that is customary for similar offerings and satisfactory to the Company, and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Shares, including, without limitation, using reasonable best efforts to provide legal opinions and “comfort” letters in customary form to the Underwriters and Selling Stockholders;

    (b) furnish to each Selling Stockholder and the Underwriters, not less than four Business Days prior to the filing thereof with the Commission, a copy of the Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including, upon request, all documents incorporated by reference therein after the initial filing) and shall reflect in each such document, when so filed with the Commission, such comments as are reasonable and appropriate to be included in such document;

    (c) Notify the Selling Stockholders and the Underwriters promptly, and (if requested by any such person) confirm such notice in writing, (i) when a

Registration Statement, Prospectus or any post-effective amendment related to the Shares has been filed and when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the reasonable determination of the Company that a post-effective amendment to such Registration Statement would be appropriate;

    (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest possible moment;

    (e) furnish to each Selling Stockholder at least one copy of the Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if so requested in writing, all exhibits thereto (including exhibits incorporated by reference therein);

    (f) use reasonable best efforts to register or qualify the Shares for offer and sale under the laws of such jurisdictions in the United States of America as the Selling Stockholders or the Underwriters shall reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period the Registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the offer and sale of the Shares in such jurisdictions; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction or as a dealer in securities where it is not then so qualified or to take any action that would subject it to service of process in suits or taxation, other than suits arising out of the Offering, in any such jurisdiction in which they are not then so subject;

    (g) use reasonable best efforts to cause the Common Stock, including all Shares, to be authorized for quotation on the Nasdaq National Market;

    (h) cause the Company’s officers, directors and employees, as relevant, to supply all relevant information reasonably requested by the Selling Stockholders, the Underwriters and any attorney, accountant or other agent in connection with the Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is confidential at the time of delivery of such information shall be kept confidential by the Selling Stockholders and any attorney, accountant or other agent of the Selling Stockholders, unless disclosure is ordered by a court of competent jurisdiction, unless (i) such information is in the public domain or otherwise publicly available, (ii) disclosure is ordered by a court of competent jurisdiction, or (iii) disclosure of such information is otherwise required by law (including, without limitation, pursuant to the requirements of the Act); and

    (i) cause the Company’s officers to participate in one or more “road shows” relating to the Offering, as reasonably requested by the Underwriters.

     In connection with the Offering, each Selling Stockholder shall furnish to the Company such information regarding such Selling Stockholder and the distribution of the Shares as the Company may from time to time reasonably request for inclusion in the Registration Statement. The Company may exclude from the Registration Statement the Shares of any Selling Stockholder that fails to furnish such information prior to the filing of the Registration Statement.

     5. Registration Expenses.

    (a) Each Selling Stockholder shall bear (i) all fees, costs and expenses incurred by such Selling Stockholder in connection with the Offering, including underwriters’ discounts and selling commissions with respect to such Selling Stockholder’s Shares, (ii) fees and disbursements of its counsel, (iii) transfer taxes incurred in connection with the sale of such Selling Stockholder’s Shares, and (iv) its Requisite Expense Portion. Except as otherwise provided herein, each Selling Stockholder shall reimburse the Company for its Requisite Expense Portion on the earliest of (A) the Closing, (B) five Business Days following the Expiration Date, (C) five Business Days following the withdrawal of the Registration Statement as contemplated by Section 2 above and (D) five Business Days following the date that such Selling Stockholder elects to withdraw from participating in the Offering. Except for its Requisite Expense Portion, no Selling Stockholder shall have any liability for any expenses incurred by the Company in connection with the Offering.

    (b) Notwithstanding the foregoing, in the event that the Company withdraws the Registration Statement and terminates the Offering prior to the earlier of the Completion Date and the Expiration Date, other than (i) upon request of the Selling Stockholders holding a majority of the Shares, or (ii) following the breach of any of the material provisions of this Agreement by any Selling Stockholder, the Company shall bear all costs, fees and expenses incurred by the Company in connection with the Offering and the Selling Stockholders shall not be responsible for any of the Requisite Expense Portion.

    (c) In the event a Selling Stockholder in its sole discretion withdraws from participating in the Offering by providing written notice to the Company and the Underwriters, such Selling Stockholder shall promptly pay its Requisite Expense Portion as accrued through the date of such Selling Stockholder’s withdrawal from the Offering; provided, that if Apollo withdraws from participating in the Offering, the Company shall have the right, but not the obligation, to withdraw the Registration Statement and terminate the Offering, with each Selling Stockholder being liable for its Requisite Expense Portion. Upon such withdrawal, such Selling Stockholder shall no longer be deemed a Selling Stockholder for the purposes of this Agreement and shall have no further rights or obligations as a Selling Stockholder hereunder, except for its obligation to pay its respective share of the Requisite Expense Portion pursuant to this Section 5(c). In the event of the withdrawal of a Selling Stockholder, the Requisite Expense Portion to be borne by the Selling Stockholders for the period prior to the date of such withdrawal shall be calculated as of the date of such withdrawal using the number of Shares proposed to be sold by the Selling Stockholders prior to such withdrawal. For expenses incurred subsequent to the date of withdrawal, the Requisite Expense Portion shall be calculated using the number of Shares sold or proposed to be sold by the remaining Selling Stockholders.

    (d) The Company shall provide each Selling Stockholder with a reasonably detailed invoice for such Selling Stockholder’s Requisite Expense Portion and such other documents as may be reasonably requested by the Selling Stockholders to document the Selling Stockholders’ Requisite Expense Portion. The Company also agrees to update the Selling Stockholders, from time to time as requested, as to a reasonable estimate of the Requisite Expense Portion.

     6. Termination. This Agreement and the obligations of the Company hereunder shall terminate upon the earliest of (i) the Completion Date, (ii) the Expiration Date, and (iii) the withdrawal of the Registration Statement as contemplated by Section 2 and Section 5 above, provided that Section 5 above shall survive any termination of this Agreement and Sections 3 and 7 shall survive any termination of this Agreement which occurs following the Completion Date.

     7. Resignation of Apollo Directors. If Apollo sells any Shares in the Offering, one of the members of the Board that have been designated by Apollo to serve on the Board (the “Apollo Designees”) shall resign from the Board at the Closing. Additionally, if immediately following the Offering, Apollo beneficially owns less than 1,750,000 shares of Common Stock, all of the Apollo Designees shall resign from the Board at the Closing; provided, that if an Apollo Designee remains on the Board following the Closing, the Underwriters subsequently exercise their “greenshoe” option relating to the Offering, if any, and Apollo ceases to beneficially own at least 1,750,000 shares of Common Stock after giving effect to the closing of such option exercise, the remaining Apollo Designee shall resign from the Board on the date of such closing.

     8. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by a written instrument signed by the Company and the Selling Stockholders holding a majority of the Shares.

     9. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

if to you, to your address as set forth on Schedule A; and

if to the Company, to

Hayes Lemmerz International, Inc.
15300 Centennial Drive
Northville, Michigan 48167
Telecopy Number: (734) 737-2069
Attention: Patrick C. Cauley, Esq.

with a copy to

Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899
Telecopy Number: (302) 651-3001
Attention: Robert B. Pincus, Esq.

     All such notices and communications shall be deemed to have been duly given when received.

     10. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided that without the written consent of the Company, you may not assign your rights under this Agreement and any such purported assignment by you shall be void.

     11. Counterparts. This Agreement may be in signed counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     12. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     14. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     15. No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Selling Stockholders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered into any agreement with respect to its securities granting any registration rights to any holders of Common Stock or other equity securities other than this Agreement.

[SIGNATURE PAGE FOLLOWS]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company and the Selling Stockholders, effective as of the date first above written.

Very truly yours,

HAYES LEMMERZ INTERNATIONAL, INC.

By:	/s/ James A. Yost

Name: James A. Yost
Title: Vice President, Finance and Chief Financial Officer

Selling Stockholders:

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

AP WHEELS LLC

By:	Apollo Management V, L.P.
Its Manager

By:	AIF V Management, Inc.
Its General Partner

By:	/s/ Steve Martinez

Name: Steve Martinez
Title: Principal

[Selling Stockholder]

By:

Name:
Title:
[Selling Stockholder]

By:

Name:
Title:

SCHEDULE A

	Number of shares of	Number of Shares to
	Common Stock	be Sold in the
Name and Address of Selling Stockholder	Beneficially Owned	Offering

AP Wheels LLC
Two Manhattanville Road
Purchase, NY 10577	5,457,066	5,346,983

Total

SCHEDULE B

Lehman Brothers co-lead @35%

Merrill Lynch & Co. co-lead @30%

Citigroup Global Markets Inc. co-manager @15%

UBS Securities co-manager @10%

Lazard Frères & Co. LLC co-manager @10%